                               JOHN HANCOCK TRUST

                          SUPPLEMENT DATED MAY 10, 2005

                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2005


The disclosure under "When-Issued Securities ("Forward Commitments") is amended and restated as follows:

         2.  WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

         In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

         Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.


The following supplements the disclosure under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios - UBS Global Asset Management."

The following table shows the experience as investment professional of John Leonard and certain key members of the team over the last five years. The table also shows the dollar range of shares of the fund owned by each as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans - as this portfolio is sub-advised, no team members owned shares of the portfolio.

                                                                                    Dollar Range
                                                Positions Over                      of Fund
Portfolio Leader     Since     Employer*         Past Five Years                     Shares Owned
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John C. Leonard       1995      UBS GAM      Head of  N.A. Equities                         $0
                                             Deputy Global head of Equities
                                             Managing Director
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Thomas M. Cole        1985      UBS GAM      Head of Research N.A. Equities                 $0
                                             Managing Director
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Thomas Digenan        1995      UBS GAM      N.A. Equity Strategist (since 2001)            $0
                                             Executive Director
                                             President, Mutual Funds (1993 to 2001)
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Scott Hazen           1995      UBS GAM      N.A. Equity Strategist (since 2004)            $0
                                             Executive Director
                                             Client Service and Relationship Management (1992 to 2004)
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* including predecessor firms

         Accounts under management. The following table provides information relating to other accounts managed by Mr. Leonard and the North American Equities team as of December 31, 2004:

                                                                 Registered           Other Pooled        Other
                                                            Investment Companies  Investment Vehicles   Accounts
                                                            --------------------  -------------------   --------
Number of Accounts Managed                                           21                    10              60*
Number of Accounts Managed with Performance-Based Advisory
Fees                                                                None                  None            None
Assets Managed (in millions)                                       $10,293               $2,100          $8,559
Assets Managed with Performance-Based Advisory Fees (in
millions)                                                           None                  None            None


*approximately, also includes wrap model as one account
Changes in the fund's Portfolio Management Team. No changes in the fund's Portfolio Management Team occurred during the year ended December 31, 2004 other than the addition of Mr. Hazen as noted above.

         Conflicts. The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

        Compensation. The portfolio managers receive a base salary and incentive compensation based on their personal performance.

UBS's compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of UBS's investment professionals with the interests of UBS's clients. Overall compensation can be grouped into four categories:

        - Competitive salary, benchmarked to maintain competitive compensation opportunities.
        - Annual bonus, tied to individual contributions and investment performance.
        - UBS equity awards, promoting company-wide success and employee retention.
        - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because UBS values our proprietary research, UBS has designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. UBS believes that this system closely aligns our analysts' incentives with UBS's clients.

UBS AG equity. Many of UBS's senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for UBS's senior staff.

The following supplements the disclosure under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios - MFC Global Investment Management (U.S.A.) Limited."

PORTFOLIO MANAGERS. The Portfolio Managers of the Pacific Rim Trust are:

Pacific Rim Trust:  Seton Lor and Pauline Dan.

Other Accounts Managed As of December 31, 2004, Pauline Dan served as portfolio manager for (i) 3 pooled investment accounts with approximately $443 million in total net assets and (ii) 6 other accounts with approximately $1.15 billion in total net assets. Ms. Dan did not manage any other registered investment companies as of December 31, 2004.